THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                           CONVERTIBLE PROMISSORY NOTE


November 15, 2006                                                    $220,000.00

                       Two Hundred Twenty Thousand Dollars
                                    15% NOTE

      FOR VALUE RECEIVED, HEALTHRENU MEDICAL, INC., a Nevada corporation (the "Company") hereby promises to pay to the order of PAUL CARTMELL (the "Holder"), or his registered assigns, the principal sum of TWO HUNDRED TWENTY THOUSAND DOLLARS AND 00/100 ($220,000.00), and to pay interest from the date hereof on the outstanding principal sum at the rate of 15% per annum based on a 360-day year, such interest to accrue from the date hereof (the "Closing Date"). The principal and accrued but unpaid interest shall be paid in full on or before January 15, 2007 (the "Maturity Date").

      All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

      1. CONVERSION RIGHTS.

      The Holder shall have the following conversion rights with respect to this Note (the "Conversion Rights"):

      A. Conversion. The Holder is entitled, at its option, to convert, and sell on the same day, at any time and from time to time commencing on the date hereof until the Maturity Date, all or any part of the principal amount of the Note plus accrued interest, into shares (the "Conversion Shares") of the Company's Common Stock, at the price per share equal to the greater of (i) $0.03 per share or (ii) 80% of the average of the closing bid price for the Company's Common Stock for the 10 days preceding the notice of conversion, as reported by the exchange on which the Company's Common Stock is then traded (the "Conversion Price"). No fraction of shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. To convert this Note, the Holder hereof shall deliver written notice thereof, substantially in the form of Exhibit "A" to this Note, with appropriate insertions (the "Conversion Notice"), to the Company at its address as set forth herein. The date upon which the conversion shall be effective (the "Conversion Date") shall be deemed to be the date set forth in the Conversion Notice.

      B. Reservation of Common Stock. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of shares of Common Stock as shall from time to time be sufficient to effect such conversion, based upon the Conversion Price. If at any time the Company does not have a sufficient number of Conversion Shares authorized and available, then the Company shall call and hold a special meeting of its stockholders within thirty
(30) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

      2. PREPAYMENTS. The Company may prepay and redeem the Note, at the election of the Company, upon not less than 10 days' notice, at any time as a whole only and not in part, at a price equal to the outstanding principal of the Note together with accrued interest to the Maturity Date, along with any other sums due hereunder.

      3. ADDITIONAL CONSIDERATION. As additional consideration for making the loan described herein, the Company agrees to issue to the Holder a warrant to purchase a total of 1,600,000 shares of the Company's common stock which shall have an exercise price of $0.05 per share (the "$0.05 Warrants") and shall be exercisable for a period of five years. In addition, if the principal and interest on the Note have not been repaid within thirty (30) days of the Maturity Date, then the Company shall issue to the Holder an additional 100,000 $0.05 Warrants with an exercise price of $0.05 per share on the one month anniversary of the Maturity Date and at the end of each monthly period thereafter that the Note remains unpaid (the "Penalty Warrants"). The total number of Penalty Warrants that may be issued pursuant to this provision shall not exceed 1,000,000. The shares issuable upon conversion of the $0.05 Warrants and the Penalty Warrants shall be referred to collectively as the "Warrant Shares". The Company agrees to include the Warrant Shares and Conversion Shares in the Company's pre-effective amendment to its Registration Statement on Form SB-2 as filed by the Company on April 12, 2006 with the SEC and to use its best efforts to cause such registration to be declared effective by the SEC.

      4. GRANT OF SECURITY INTEREST. The repayment of this obligation shall be secured by the grant of a security interest in certain Advance Notices that may be issued from time to time by the Company to Cornell Capital Partners, LP pursuant to a certain Standby Equity Distribution Agreement dated May 23, 2005, as amended to date. The parties acknowledge and agree that the Standby Equity Distribution Agreement has been entered into for Ten Million Dollars ($10,000,000), however, the Company cannot request funds from Cornell Capital Partners under the Standby Equity Distribution Agreement until such time as the Company has an effective registration statement covering the shares that may be issued pursuant to the Standby Equity Distribution Agreement and that Advance Notices are subject to certain limits and other restrictions as set forth in the Agreement. Within five (5) days of the effectiveness of such registration statement, the Company will take action to perfect the Holder's security interest in the Advance Notices.

      5. DEFAULT. The Company shall be in default under this Note upon the occurrence of any of the following events ("Event of Default"):

            (a) Failure to make any principal or interest payment required under this Note within three days of the date such payment is due; or

            (b) An assignment for the benefit of creditors or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

      6. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

            (a) specified in clause (a) of Section 5, then the Holder may declare the Note immediately accelerated due and payable;

            (b) specified in clause (b) of Section 5, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand; and

            (c) the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

      7. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

      8. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

      9. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

      10. NO IMPLIED WAIVER. No failure or delay on the part of Holder in exercising any right, power or privilege under this Note and no course of dealing between the Company and Holder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise of any right, power or privilege Holder would otherwise have. No notice to, or demand on, the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of Holder to any other or further action in any circumstances without notice or demand.

      11. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

            [The remainder of this page is intentionally left blank.]


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

      IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                            HEALTHRENU MEDICAL, INC.


                            By:      ________________________________
                                     Robert W. Prokos
                                     Chief Executive Officer and President


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

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                    (To be Executed by the Registered Holder
                         in order to Convert the Notes)

      The undersigned hereby irrevocably elects to convert $__________ principal amount of the Note (defined below) into shares of common stock, par value $.01 per share ("Common Stock"), of Health Renu Medical, Inc., a Nevada corporation (the "Company ") according to the conditions of the convertible Notes of the Company dated as of November ___, 2006 (the "Notes"), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any conversion, except for transfer taxes, if any. A copy of each
Note is attached hereto (or evidence of loss, theft or destruction thereof).

      The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Notes shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

              Date of Conversion:___________________________
              Applicable Conversion Price:____________________
              Number of Shares of Common Stock to be Issued Pursuant to Conversion of the Notes:______________
              Signature:___________________________________
              Name:______________________________________
              Address:____________________________________

      The Borrower shall issue and deliver shares of Common Stock to an overnight courier not later than three (3) business days following receipt of the original Note(s) to be converted, and shall make any applicable payments pursuant to the Notes for the number of business days such issuance and delivery is late.


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